UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

BioNexus Gene Lab Corp.
(Exact name of registrant as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A-28-7, Tower A, Menara UOABangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur	59200
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: +1 307 241 6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 23, 2024, BioNexus Gene Lab Corp. (“BGLC” or the “Company”), through its wholly-owned subsidiary, MRNA Scientific Sdn Bhd, finalized its strategic investment in Ascension Innovation Sdn Bhd (“AISB”), a Malaysian-based healthcare technology company. The investment, totaling RM 1 million (approximately USD 228k), was made to acquire a significant equity stake in AISB.

The funds were used to subscribe to 10,758 units of Ordinary Shares in AISB. This strategic investment is aimed at accelerating AISB’s development and deployment of its AI-driven healthcare solutions, particularly through its aiCMS platform, which integrates predictive analytics and generative AI tools for enhanced patient care.

The full terms and conditions of the investment are set forth in the Shareholders Agreement dated August 23, 2024, between MRNA Scientific Sdn Bhd and Ascension Innovation Sdn Bhd, among other parties. This agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 26, 2024, the Company issued a press release announcing the closing of its RM 1 million (Approx. USD 228k) investment in Ascension Innovation Sdn Bhd. The press release highlights the strategic importance of the investment in expanding BGLC’s presence in the digital health sector and enhancing its genomic screening services through collaboration with AISB. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

The Company believes that this investment will significantly enhance its ability to expand the market reach of its blood-based genomic screening services by integrating them into AISB’s digital health platforms. The collaboration is expected to create new synergies between BGLC’s expertise in genomic diagnostics and AISB’s innovative AI-driven healthcare solutions, ultimately benefiting healthcare providers and patients.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Shareholders Agreement and Term Sheet dated August 23, 2024
99.1	Press Release Dated August 26, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

Date: August 26, 2024	By:	/s/ Su-Leng Tan Lee
Name: Su-Leng Tan Lee Title: Chief Executive Officer

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